Exhibit 99.14

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                   July, 2000
           Series 2000-07, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                8.490956
                                                      ------------------------
     Weighted average maturity                                         356.04
                                                      ------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                               Principal
           Principal Per    Prepayments Per   Interest Per
    Class   Certificate       Certificate      Certificate    Payout Rate
    -----   -----------       -----------      -----------    -----------
     PO    $    0.72080209  $    0.02366413  $   0.00000000   %0.00000000
     A1    $    6.94834738  $    6.00686155  $   6.66666660   %7.99999992
     A8    $    6.94834738  $    6.00686141  $   6.56250000   %7.87500000
     A9    $    0.00000000  $    0.00000000  $   6.66666165   %7.99999397
     A2    $    0.00000000  $    0.00000000  $   6.66666709   %8.00000050
     A4    $    0.00000000  $    0.00000000  $   6.66666643   %7.99999972
     A5    $    0.00000000  $    0.00000000  $   6.66666937   %8.00000325
     A6    $    0.00000000  $    0.00000000  $   6.66666618   %7.99999942
     A7    $    0.00000000  $    0.00000000  $   6.66666667   %8.00000000
     A3    $    0.00000000  $    0.00000000  $   6.66666642   %7.99999971
     S     $    0.00000000  $    0.00000000  $   0.28459115   %0.34150938
     RL    $ 1000.00000000  $  864.50000000  $   6.70000000   %8.04000000
     M     $    0.62439184  $    0.00000000  $   6.66666788   %8.00000146
     B1    $    0.62438922  $    0.00000000  $   6.66666386   %7.99999663
     B2    $    0.62438762  $    0.00000000  $   6.66666218   %7.99999462
     B3    $    0.62440135  $    0.00000000  $   6.66666105   %7.99999325
     B4    $    0.62437710  $    0.00000000  $   6.66666667   %8.00000000
     B5    $    0.62439261  $    0.00000000  $   6.66665806   %7.99998968
     R     $ 1000.00000000  $  864.50000000  $   6.70000000   %8.04000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
        1.
                        Accrual Amount
   Class
     N/A               $      N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       11,055.36
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:          $  147,791,528.48
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                 432
                                                                 ---------------
        3.
     Beginning Aggregate Class   Ending Aggregate         Ending
       Certificate Principal    Class Certificate   Single Certificate
Class         Balance           Principal Balance         Balance        Cusip
-----         -------           -----------------         -------        -----
PO   $            754,728.67  $         754,184.66  $          999.28  GEC0007PO
A1   $         51,500,000.00  $      51,142,160.11  $          993.05  36157NHY3
A8   $         42,484,000.00  $      42,188,806.41  $          993.05  36157NJF2
A9   $            663,812.00  $         659,200.10  $          993.05  36157NJG0
A2   $          7,954,000.00  $       7,954,000.00  $        1,000.00  36157NHZ0
A4   $         14,175,122.00  $      14,175,122.00  $        1,000.00  36157NJB1
A5   $          1,231,000.00  $       1,231,000.00  $        1,000.00  36157NJC9
A6   $          6,869,000.00  $       6,869,000.00  $        1,000.00  36157NJD7
A7   $          3,798,000.00  $       3,798,000.00  $        1,000.00  36157NJE5
A3   $         13,745,000.00  $      13,745,000.00  $        1,000.00  36157NJA3
S    $        119,259,471.28  $     118,623,821.22  $          994.67  GEC00007S
RL   $                100.00  $               0.00  $            0.00  36157NJH8
M    $          2,746,000.00  $       2,744,285.42  $          999.38  36157NJJ4
B1   $          1,187,000.00  $       1,186,258.85  $          999.38  36157NJK1
B2   $            743,000.00  $         742,536.08  $          999.38  36157NJL9
B3   $            593,000.00  $         592,629.73  $          999.38  36157NJN5
B4   $            297,000.00  $         296,814.56  $          999.38  36157NJP0
B5   $            371,961.48  $         371,729.23  $          999.38  36157NJQ8
R    $                100.00  $               0.00  $            0.00  36157NJM7

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number            1        Principal Balance     $      310,000.00
                               --------                             ------------
        2.   60-89 days
             Number            0        Principal Balance     $            0.00
                               --------                             ------------
        3.   90 days or more
             Number            0        Principal Balance     $            0.00
                               --------                             ------------
        4.   In Foreclosure
             Number            0        Principal Balance     $            0.00
                               --------                             ------------
        5.   Real Estate Owned
             Number            0        Principal Balance     $            0.00
                               --------                             ------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $  240,487,399.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $      100,000.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $  148,449,012.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate: %0.34150938
                                                                     -----------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.